                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) April 14, 1998


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)


        California                   000-23815                 77-0378956
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)


7060 N. Fresno, Fresno, California                                  93720
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).


                                                             Page 1 of 6 pages


                                               The Exhibit Index is on Page 4.

Item 5.   OTHER EVENTS.

          The Registrant filed the Form 8-K to include as exhibits, Financial Data Schedules amending the Financial Data Schedules submitted on Form 10-K for the period ended December 31, 1996 and to amend the Financial Data Schedules submitted on Form 10-Q for the periods ended June 30, 1996, March 31, 1997, June 30, 1997 and September 30, 1997.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          27.2      Financial Data Schedule

          27.3      Financial Data Schedule

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGENCY BANCORP




Date: April 14, 1998                         /s/ STEVEN R. CANFIELD
                                             ----------------------
                                             Steven R. Canfield
                                             EVP & CFO

                                   EXHIBIT INDEX

                                                                 Sequential
   Exhibit No.                      Description                   Page No.
   -----------                      -----------                   --------
     27.2           Financial Data Schedule                          5

     27.3           Financial Data Schedule                          6